U.S. Global Investors, Inc. December 31, 2005, Quarterly Report on Form 10-Q	Page 22 of 23

EXHIBIT 32 — CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of U.S. Global Investors, Inc. (the “Company”) does hereby certify, to such officer’s knowledge, that:
The Quarterly Report on Form 10-Q for the quarter ended December 31, 2005, of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of the operations of the Company.

Date: February 14, 2006	/s/ Frank E. Holmes
Frank E. Holmes
Chief Executive Officer

U.S. Global Investors, Inc. December 31, 2005, Quarterly Report on Form 10-Q	Page 23 of 23

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of U.S. Global Investors, Inc. (the “Company”) does hereby certify, to such officer’s knowledge, that:
The Quarterly Report on Form 10-Q for the quarter ended December 31, 2005, of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of the operations of the Company.

Date: February 14, 2006	/s/ Catherine A. Rademacher
Catherine A. Rademacher
Chief Financial Officer